UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 13, 2017

RENNOVA HEALTH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35141	68-0370244
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

___________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.       Completion of Acquisition or Disposition of Assets

On January 13, 2017, Rennova Health, Inc. (the "Company") closed the previously reported asset purchase agreement (the “Purchase Agreement”) to acquire certain assets related to Scott County Community Hospital, based in Oneida, Tennessee (the “Hospital Assets”). The Hospital Assets include a 52,000 square foot hospital building and 6,300 square foot professional building on approximately 4.3 acres. Scott County Community Hospital is classified as a Critical Access Hospital (rural) with 25 beds, a 24/7 emergency department, operating rooms and a laboratory that provides a range of diagnostic services. Scott County Community Hospital closed in July 2016 in connection with the bankruptcy filing of its parent company, Pioneer Health Services, Inc. The Company acquired the Hospital Assets out of bankruptcy for a purchase price of $600,000 in cash, plus the repayment of approximately $400,000 of debt secured by the foregoing land and buildings. The Company believes it will have the hospital open in part in the second quarter of 2017, and that the hospital will be fully operational by the third quarter of 2017, in each case, subject to the receipt of the necessary licenses and regulatory approvals.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement which is attached hereto as Exhibit 10.121 and is incorporated by reference herein.

On January 17, 2017, the Company issued a press release announcing the closing of the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01.       Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Exhibit Description

10.121	Asset Purchase Agreement, dated as of October 26, 2016, by and among Pioneer Health Services of Oneida LLC, Pioneer Health Services of Oneida Real Estate LLC and Rennova Health, Inc., as amended by Amendment No. 1 to Asset Purchase Agreement, dated as of December 31, 2016, and as further amended by Amendment No. 2 to Asset Purchase Agreement, dated as of January 6, 2017.
99.1	Press Release dated January 17, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2017	RENNOVA HEALTH, INC.

By: /s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer
(principal executive officer)

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EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.121	Asset Purchase Agreement, dated as of October 26, 2016, by and among Pioneer Health Services of Oneida LLC, Pioneer Health Services of Oneida Real Estate LLC and Rennova Health, Inc., as amended by Amendment No. 1 to Asset Purchase Agreement, dated as of December 31, 2016, and as further amended by Amendment No. 2 to Asset Purchase Agreement, dated as of January 6, 2017.
99.1	Press Release dated January 17, 2017

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